UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2024

Via Renewables, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100

Houston, Texas 77079

(Address of Principal Executive Offices)

(Zip Code)

(713) 600-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2024, Via Renewables, Inc. (“Via Renewables”) entered into an asset purchase agreement (the “Purchase Agreement”) with Tomorrow Energy Corp (“Seller”) to purchase a portfolio of residential RCEs. We expect customers to begin transferring to Via Renewables brands as early as December 2024. Simultaneously upon execution of the Purchase Agreement, Via Renewables, Seller, and the escrow agent entered into an Escrow Agreement, whereby Via Renewables deposited the total amount of the purchase price into escrow for the benefit of Seller. The release of the purchase price from escrow on a per-RCE basis to Seller will be in accordance with the terms and conditions in the Purchase Agreement, and any unallocated balance will be returned to Via Renewables once the acquisitions are complete. In addition to the Purchase Agreement, a Non-Solicitation Agreement was also entered into between Via Renewables and Seller, effective October 23, 2024, providing that, for a period of five (5) years following the last purchase price payment released to Seller, Seller agreed that they will not solicit or attempt to cancel, renew or terminate any customer or customer contract purchased by Via Renewables under the Purchase Agreement. Further, the Non-Solicitation Agreement provides for a reimbursement obligation in the event Seller solicits any such customers or customer contracts. The Purchase Agreement includes standard representations and warranties from all parties and indemnifications for breaches of such representations by Via Renewables on the one hand and by Seller on the other hand. The Purchase Agreement also provided for 7.5% of the aggregate purchase price paid by Via Renewables to continue to be held in escrow for one (1) year following the last purchase price payment released from escrow to Seller, as security for any breach of the Non-Solicitation Agreement by Seller and to cover Seller’s indemnity obligations. The foregoing description of the Purchase Agreement is qualified by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference into this Item 1.01.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement by and between Tomorrow Energy Corp, as Seller, and Spark HoldCo, LLC, as Buyer, dated as of October 22, 2024.

#	The Registrant agrees to furnish supplementary a copy of any schedules and exhibits to the Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2024

Via Renewables, Inc.

By:	/s/ Mike Barajas
Name:	Mike Barajas
Title:	Chief Financial Officer

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